UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 13, 2007

Protection One, Inc.	Protection One Alarm
(Exact Name of Registrant	Monitoring, Inc.
as Specified in Charter)	(Exact Name of Registrant
as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction	(State or Other Jurisdiction
of Incorporation)	of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

1035 N. 3rd St.	1035 N. 3rd St.
Suite 101	Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of Principal Executive	(Address of Principal Executive
Offices, Including Zip Code)	Offices, Including Zip Code)

(785) 856-5500	(785) 856-5500
(Registrant's Telephone Number,	(Registrant's Telephone Number,
Including Area Code)	Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        X   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

        (f)   In the Registration Statement on Form S-4 (File No. 333-140362), as amended (the “Registration Statement”), filed by Protection One, Inc. (the “Company” or “Protection One”) and declared effective by the Securities and Exchange Commission on February 13, 2007, the Company did not include the bonus and incentive payments earned by its named executive officers under the Company’s 2006 short term incentive plan (the “STIP”) in its Summary Compensation Table because such payments had not yet been determined. On March 13, 2007, the Compensation Committee of the Board of Directors of the Company approved the bonus and incentive payments for its named executive officers under the STIP. Specifically, Mr. Ginsburg, Mr. Nevin, Mr. Pefanis, Mr. Griffin and Mr. Sanchez were awarded total STIP payments of $285,800, $190,534, $169,575, $84,682 and $74,096, respectively.

        The discretionary bonus for each named executive officer is shown in the “Bonus” column of the Summary Compensation Table below, while the incentive payment under the objective financial performance portion of the STIP for each named executive officer is shown in the “Non-Equity Incentive Plan Compensation” column. For more information about the amounts shown below and the assumptions made with respect to the share awards, please refer to the Registration Statement.

Summary Compensation Table

					Non-Equity
				Option	Incentive Plan	All Other
Name and		Salary	Bonus	Awards	Compensation	Compesnation
Principal Position	Year	($)	($)	($)(1)	($)	($)(2)	Total ($)

Richard Ginsburg,	2006	450,000	81,000	1,870,165	204,800	28,767	2,634,732
Chief Executive
Officer

Darius Nevin,	2006	300,000	54,000	1,171,466	136,534	37,978	1,699,978
Chief Financial Officer

Peter Pefanis,	2006	267,000	48,060	1,166,241	121,515	23,317	1,626,133
Executive Vice
President, Operations

J. Eric Griffin,	2006	200,000	24,000	34,082	60,682	21,616	340,380
Vice President,
General Counsel and
Corporate Secretary

Joseph Sanchez,	2006	175,000	21,000	43,686	53,096	20,628	313,410
Vice President,
Customer Operations

(1)

The amount in Option Awards includes amortization recognized under FAS 123R of the February 8, 2005 stock option awards both before and after a May 12, 2006 modification of the awards totaling $538,803, $336,752, $336,752, $13,634 and $13,014 for Mr. Ginsburg, Mr. Nevin, Mr. Pefanis, Mr. Griffin and Mr. Sanchez, respectively. The modification was made in accordance with the anti-dilution provisions of the option awards due to a $3.86 per share dividend to shareholders on May 12, 2006. The option holders received a $0.98 reduction in the exercise price of their options (reducing the exercise price to $6.52 per option from $7.50 per option) and a make-whole payment of approximately $2.89 per option. Approximately $2.04 per option of the $2.89 per option make-whole payment related to options that had not yet vested and, accordingly, that amount is also included in Option Awards. Make-whole payments of $1,792,793, $1,120,496, $1,120,496, $28,868 and $43,302 were made to Mr. Ginsburg, Mr. Nevin, Mr. Pefanis, Mr. Griffin and Mr. Sanchez, respectively, of which $1,269,895, $793,685, $793,685, $20,448 and $30,672 are included in Option Awards. For Mr. Ginsburg, Mr. Nevin and Mr. Pefanis, the amount shown under Option Awards also include $61,467, $41,029 and $35,804, respectively, relating to the amortization under FAS 123R of their SARs. See discussion of assumptions used in the valuation of the amended SARs and option awards in Note 2, "Share-Based Employee Compensation:" in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 attached as Annex F to the Registration Statement.

(2)

All Other Compensation for 2006 includes the following items: (a) payments for commuting travel expenses and related taxes paid by Protection One on behalf of the executives, in the amounts of $3,841 and $14,562 for Mr. Ginsburg and Mr. Nevin, respectively (including income tax reimbursements of $1,347 and $5,106, respectively); (b) car allowance in the amount of $14,488, $13,536, $13,536, $13,536 and $13,558 for Mr. Ginsburg, Mr. Nevin, Mr. Pefanis, Mr. Griffin and Mr. Sanchez, respectively; (c) company contributions under the Protection One 401(k) plan in the amount of $7,500, $7,500, $7,500, $6,000 and $5,250 for Mr. Ginsburg, Mr. Nevin, Mr. Pefanis, Mr. Griffin and Mr. Sanchez, respectively; and (d) life and disability insurance premiums paid by Protection One in the amounts of $2,938, $2,380, $2,281, $2,080 and $1,820 for Mr. Ginsburg, Mr. Nevin, Mr. Pefanis, Mr. Griffin and Mr. Sanchez respectively.

*         *        *        *

Additional Information about the Merger

        A Registration Statement on Form S-4, containing a proxy statement/prospectus relating to the proposed merger of Protection One and Integrated Alarm Services Group, Inc. (“IASG”), was declared effective by the Securities and Exchange Commission on February 13, 2007. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors are able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Protection One and IASG, without charge, at the SEC’s Web site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a written request to Protection One, Inc., Attention: Corporate Secretary, 1035 N 3rd Street, Suite 101, Lawrence, KS 66044, or calling (785) 856-9368.

        Protection One, IASG and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from IASG stockholders in respect of the proposed transaction. Information regarding Protection One’s directors and executive officers is available in Protection One’s information statement for its 2006 annual meeting of stockholders, as filed with the SEC on April 28, 2006, and in the proxy statement/prospectus referred to above.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2007	PROTECTION ONE, INC. By: /s/ Darius G. Nevin Name: Darius G. Nevin Title: Executive Vice President and Chief Financial Officer

Dated: March 19, 2007	PROTECTION ONE ALARM MONITORING, INC. By: /s/ Darius G. Nevin Name: Darius G. Nevin Title: Executive Vice President and Chief Financial Officer

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